UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7066

Salomon Brothers Emerging Markets Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

C/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

AUGUST 31, 2005

Salomon Brothers

Emerging Markets Income Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers

Emerging Markets

Income Fund Inc.

Annual Report  •  August 31, 2005

What’s

Inside

Fund Objective

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowing for investment purposes in debt securities of governments and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and the second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s 10 rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised its target rate by 0.25% to 3.75%.

During much of the reporting period, the fixed income market confounded investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.50% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 4.15%.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         1

The high-yield market experienced several periods of volatility during the reporting period. After a strong start, high-yield bonds fell sharply in March and April 2005 as investors became concerned over downgrades for General Motors and Ford Motor Company bonds. However, the high yield market then rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Over the one-year period, the Citigroup High Yield Market Indexv returned 9.03%.

During the one-year period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 13.97%. While there were periods of weakness in March and July 2005, overall, the asset class generated solid results. Strong country fundamentals and market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. In addition, continued strength in commodity prices, including metals, agriculture, and oil, supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s most recently completed fiscal year and to learn how we believe those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Salomon Brothers Asset Management Inc (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

2         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the Fund for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ responses to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

September 21, 2005

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         3

Manager Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Emerging markets debt returned 13.97% during the 12 months ended August 31, 2005, as represented by the EMBI Global. Strong country fundamentals and market technicals offset the downward pressure exerted by increases in the federal funds rate throughout the 12 months and credit contagion from the auto sector volatility during Spring 2005. Continued progress on political and economic reform in many emerging market countries and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months of this report.

Sovereign debt markets achieved positive momentum at the start of the period after recovering from depressed levels earlier in 2004 and rallied through the remainder of the year. Positive returns were supported by strong underlying country fundamentals, commodity price strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility. Emerging debt continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.

Markets turned again by mid-April and followed a generally upward trajectory through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity markets recovered and country fundamentals remained broadly supportive. Although sovereign market volatility trended upward near the end of the period, emerging markets proved relatively resilient in the face of the early July terrorist bombings in London, continued political noise in key emerging market countries and increasing volatility in U.S. Treasuries.

Spreads tightened 144 basis pointsvii during the 12-month period ended August 31, 2005, closing at 281 basis points over U.S. Treasuries. Of particular note, sovereign spreads tightened 67 basis points during the month of June 2005 alone due primarily to index rebalancing with the conclusion of the Argentine bond exchange. Over the period, 12-month return volatility stood at 4.75%,viii substantially below long-term, historical levels of approximately 16%.

Performance Review

During the 12 months ended August 31, 2005, the Salomon Brothers Emerging Markets Income Fund Inc returned 10.14%, based on its New York Stock Exchange (“NYSE”) market price and 19.94% based on its net asset value (“NAV”)ix per share. In comparison, its benchmark, the unmanaged EMBI Global, returned 13.97% during the same period. The Fund’s previous benchmark, the JPMorgan Emerging Markets Bond Index Plus,x

4         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

returned 14.85% during the same time frame. The Fund’s Lipper Emerging Markets Debt Closed-End Funds Category Average increased 17.65% over the 12 months.xi Please note that Lipper performance returns are based on each Fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.6925 per share. On July 25, 2005, the Fund announced a quarterly distribution of $0.3150 per common share to be paid in the month of September. In declaring the new rate, the Fund cited its positive returns over the past three years, which have generated substantial gains that, in turn, reduced the investment income available for distributions. This decline in investment income is a function of lower interest rates combined with substantial spread tightening in emerging debt markets. The performance table shows the Fund’s 30-day SEC yield, as well as its 12-month total return based on its NAV and market price as of August 31, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Fund Performance as of August 31, 2005 (unaudited)

Price Per Share	30-Day SEC Yield	12 Month Total Return

$17.50 (NAV)	5.41%	19.94%

$17.58 (Market Price)	5.38%	10.14%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of August 31, 2005 and are subject to change.

Q. What were the most significant factors affecting the Fund’s performance?

A. During the period of this report, Fund performance was driven primarily by macroeconomic and market factors, as described in the market overview section above. That said, individual country events began to re-emerge as drivers of performance near the end of the period, particularly in Argentina, Brazil, Ecuador and Turkey.

Q. What were the leading contributors to performance?

A. Strong security selection, particularly in Argentina and Russia, and our overweight positions in Ecuador, Russia and Mexico positively contributed to overall performance during the period. The Fund’s ability to use leverage also contributed positively to Fund performance during the 12 months.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         5

Q. What were the leading detractors from performance?

A. Our strategic overweight to Argentina and underweight to Venezuela detracted from performance relative to the unmanaged benchmark.

Q. Were there any significant changes made to the Fund during the reporting period?

A. In expectation of increased volatility into 2006, we reduced overall risk exposure toward the end of the period, allocating assets away from higher beta countries like Brazil and Russia and increasing exposure to more stable, investment grade credits such as Mexico. During the period we increased our underweight duration posture to be more in line with the benchmark. Finally, we initiated positions in Chile, Ukraine and Uruguay during the annual period of this report.

Looking for Additional Information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEMDX. Barron’s and The Wall Street Journal’s Monday edition carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Thank you for your investment in the Salomon Brothers Emerging Markets Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA President	James E. Craige, CFA Executive Vice President

September 21, 2005

6         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on a Fund’s performance. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

viii	Source: JPMorgan Chase.

ix	NAV is a price that reflects the value of the Fund’s underlying portfolio plus other assets, less the Fund’s liabilities. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s common shares, which may be more or less than the Fund’s NAV.

[x]	The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

xi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2005, calculated among the 13 funds in the Fund’s Lipper category including the reinvestment of distributions, including return of capital, if any.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         7

Fund at a Glance (unaudited)

8         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Schedule of Investments (August 31, 2005)

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Face Amount†	Security(a)	Value

SOVEREIGN BONDS — 88.9%
Argentina — 3.2%
	Republic of Argentina:
550,000EUR	8.250% due 7/6/10	$208,582
853,125	4.005% due 8/3/12 (b)	753,885
4,518,016ARS	5.830% due 12/31/33	1,750,964
175,000	Step Bond to yield 1.330% due 12/31/38	63,263

	Total Argentina	2,776,694

Brazil — 23.0%
	Federative Republic of Brazil:
2,025,000	11.000% due 8/17/40	2,413,800
	Collective Action Securities:
850,000	10.500% due 7/14/14	992,800
8,178,000	8.000% due 1/15/18	8,456,052
6,435,965	DCB, Series L, 4.313% due 4/15/12 (b)	6,202,662
1,107,692	FLIRB, Series L, Bearer, 4.250% due 4/15/09 (b)	1,091,077
1,011,833	NMB, Series L, 4.313% due 4/15/09 (b)	997,920

	Total Brazil	20,154,311

Bulgaria — 1.0%
680,000	Republic of Bulgaria, 8.250% due 1/15/15 (c)	847,025

Chile — 1.6%
1,425,000	Republic of Chile, Collective Action Securities, 4.069% due 1/28/08 (b)	1,434,619

Colombia — 4.9%
	Republic of Colombia:
600,000	10.000% due 1/23/12	704,850
350,000	10.750% due 1/15/13	429,012
100,000	8.125% due 5/21/24	103,750
100,000	8.375% due 2/15/27	103,000
375,000	10.375% due 1/28/33	465,844
1,870,000	Medium-Term Notes, 11.750% due 2/25/20	2,501,125

	Total Colombia	4,307,581

Ecuador — 1.1%
	Republic of Ecuador:
230,000	12.000% due 11/15/12 (c)	231,150
855,000	Step Bond to yield 9.000% due 8/15/30 (c)	758,813

	Total Ecuador	989,963

El Salvador — 0.9%
	Republic of El Salvador:
400,000	7.750% due 1/24/23 (c)	449,000
300,000	8.250% due 4/10/32 (c)	329,250

	Total El Salvador	778,250

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         9

Schedule of Investments (August 31, 2005) (continued)

Face Amount†	Security(a)	Value

Malaysia — 1.6%
	Federation of Malaysia:
1,125,000	8.750% due 6/1/09	$1,291,145
125,000	7.500% due 7/15/11	144,216

	Total Malaysia	1,435,361

Mexico — 16.4%
	United Mexican States:
400,000	11.375% due 9/15/16	598,000
	Medium-Term Notes:
8,225,000	8.300% due 8/15/31	10,447,806
	Series A:
1,140,000	6.625% due 3/3/15	1,258,845
200,000	8.000% due 9/24/22	247,000
18,400,000MXN	Series MI10, 9.500% due 12/18/14	1,758,643

	Total Mexico	14,310,294

Panama — 3.8%
	Republic of Panama:
1,050,000	9.625% due 2/8/11	1,258,687
325,000	7.250% due 3/15/15	353,600
525,000	9.375% due 1/16/23	656,250
320,000	8.875% due 9/30/27	387,600
550,000	9.375% due 4/1/29	696,438

	Total Panama	3,352,575

Peru — 4.2%
	Republic of Peru:
925,000	9.875% due 2/6/15	1,172,438
2,400,750	FLIRB, 5.000% due 3/7/17 (b)	2,316,724
198,050	PDI, 5.000% due 3/7/17 (b)	193,841

	Total Peru	3,683,003

Philippines — 4.7%
	Republic of the Philippines:
150,000	8.375% due 3/12/09	158,625
675,000	9.000% due 2/15/13	718,875
2,675,000	10.625% due 3/16/25	3,035,991
225,000	9.500% due 2/2/30	233,156

	Total Philippines	4,146,647

Russia — 9.3%
250,000	Aries Vermogensverwaltungs GmbH, Russian Federation Credit-Linked Notes, Series C, 9.600% due 10/25/14 (c)	328,767
	Russian Federation:
550,000	8.250% due 3/31/10 (c)	597,437
6,305,000	Step Bond to yield 5.000% due 3/31/30 (c)	7,207,403

	Total Russia	8,133,607

See Notes to Financial Statements.

10         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount†	Security(a)	Value

South Africa — 1.7%
1,325,000	Republic of South Africa, 6.500% due 6/2/14	$1,467,437

Turkey — 5.0%
	Republic of Turkey:
250,000	11.750% due 6/15/10	307,813
2,300,000	11.500% due 1/23/12	2,921,000
75,000	11.000% due 1/14/13	94,500
125,000	7.000% due 6/5/20	120,742
325,000	11.875% due 1/15/30	463,937
375,000	Collective Action Securities, 9.500% due 1/15/14	443,906

	Total Turkey	4,351,898

Ukraine — 1.4%
	Republic of Ukraine:
317,348	11.000% due 3/15/07 (c)	332,818
675,000	7.343% due 8/5/09 (b)(c)	736,594
155,000	7.650% due 6/11/13 (c)	171,275

	Total Ukraine	1,240,687

Uruguay — 1.0%
	Republic of Uruguay, Benchmark Bonds:
175,000	7.500% due 3/15/15	175,088
746,913	7.875% due 1/15/33 (d)	709,567

	Total Uruguay	884,655

Venezuela — 4.1%
	Bolivarian Republic of Venezuela:
2,328,000	8.500% due 10/8/14	2,467,680
700,000	Collective Action Securities, 10.750% due 9/19/13	836,850
250,000	Par Bonds, Series B, 6.750% due 3/31/20	251,250

	Total Venezuela	3,555,780

	TOTAL SOVEREIGN BONDS (Cost — $69,672,667)	77,850,387

CORPORATE BONDS & NOTES — 9.4%
Oil & Gas — 9.4%
2,825,000	Gaz Capital SA, 8.625% due 4/28/34 (c)	3,605,830
	Pemex Project Funding Master Trust:
115,000	6.125% due 8/15/08	119,198
1,500,000	9.125% due 10/13/10	1,762,500
1,800,000	8.000% due 11/15/11	2,061,900
275,000	9.500% due 9/15/27 (c)	363,000
225,000	Petronas Capital Ltd., 7.875% due 5/22/22 (c)	284,066

	TOTAL CORPORATE BONDS & NOTES (Cost — $7,556,817)	8,196,494

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         11

Schedule of Investments (August 31, 2005) (continued)

Face Amount†	Security(a)	Value
LOAN PARTICIPATION (b)(e) — 0.2%
Morocco — 0.2%
220,438	Kingdom of Morocco, Tranche A, 4.813% due 1/2/09 (UBS Warburg Securities LLC) (Cost — $204,893)	$219,612

Contracts
PURCHASED OPTION — 0.2%
4,000,000EUR	Argentina Call @ $0.30, expires 8/15/06 (Cost — $148,332)	147,996

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $77,582,709)	86,414,489

Face Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreements — 1.3%
$527,000	Interest in $638,841,000 joint tri-party repurchase agreement dated 8/31/05 with Deutsche Bank Securities Inc., 3.580% due 9/1/05, Proceeds at maturity — $527,052; (Fully collateralized by various U.S. government agency obligations 0.000% to 4.910% due 9/6/05 to 4/25/12; Market value — $537,540)	527,000
600,000	Interest in $666,711,000 joint tri-party repurchase agreement dated 8/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.580% due 9/1/05, Proceeds at maturity — $600,060; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000% due 9/21/05 to 11/15/24; Market value — $612,003)	600,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,127,000)	1,127,000

	TOTAL INVESTMENTS — 100.0% (Cost — $78,709,709#)	$87,541,489

See Notes to Financial Statements.

12         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

†	Face amount denominated in U.S. dollars, unless otherwise indicated.
(a)	All securities segregated as collateral pursuant to loan agreement, swap contracts and/or futures contracts.
(b)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2005.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principle.
(e)	Participation interest was acquired through the financial institutions indicated parenthetically.
#	Aggregate cost for federal income tax purposes is $78,926,789.

Abbreviations used in this schedule:
ARS	— Argentine Peso
DCB	— Debt Conversion Bond
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
MXN	— Mexican Peso
NMB	— New Money Bond
PDI	— Past Due Interest

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         13

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at value (Cost — $78,709,709)	$87,541,489
Foreign currency, at value (Cost — $78,338)	77,691
Cash	179
Interest receivable	1,359,723
Unrealized appreciation on swap contracts	88,246
Deposits with brokers for futures contracts	75,000
Receivable for securities sold	59,654
Prepaid expenses	8,989

Total Assets	89,210,971

LIABILITIES:
Loan payable (Note 4)	16,000,000
Interest payable (Notes 3 and 4)	113,766
Payable for securities purchased	64,009
Management fee payable	63,894
Payable to broker — variation margin on open futures contracts	46,875
Directors’ fees payable	694
Accrued expenses	148,615

Total Liabilities	16,437,853

Total Net Assets	$72,773,118

NET ASSETS:
Par value ($0.001 par value; 4,157,422 shares issued and outstanding; 100,000,000 shares authorized)	$4,157
Paid-in capital in excess of par value	57,708,754
Undistributed net investment income	1,756,805
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	4,333,062
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	8,970,340

Total Net Assets	$72,773,118

Shares Outstanding	4,157,422

Net Asset Value	$17.50

See Notes to Financial Statements.

14         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Interest	$6,927,353

EXPENSES:
Management fee (Note 2)	723,062
Interest expense (Notes 3 and 4)	706,795
Directors’ fees	66,685
Audit and tax	59,134
Legal fees	38,263
Shareholder reports	30,569
Custody fees	24,958
Stock exchange listing fees	19,402
Transfer agent fees	16,334
Loan fees	7,654
Miscellaneous expenses	4,413

Total Expenses	1,697,269

Net Investment Income	5,230,084

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	6,123,125
Futures contracts	(464,273)
Swap contracts	71,090
Foreign currency transactions	(41,495)

Net Realized Gain	5,688,447

Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,270,209
Futures contracts	272,634
Swap contracts	88,246
Foreign currencies	(886)

Change in Net Unrealized Appreciation/Depreciation	1,630,203

Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	7,318,650

Increase in Net Assets From Operations	$12,548,734

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         15

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004
OPERATIONS:
Net investment income	$5,230,084	$5,545,323
Net realized gain	5,688,447	2,109,246
Change in net unrealized appreciation/depreciation	1,630,203	1,599,720

Increase in Net Assets From Operations	12,548,734	9,254,289

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,014,816)	(2,472,445)
Net realized gains	—	(4,315,365)

Decrease in Net Assets From Distributions to Shareholders	(7,014,816)	(6,787,810)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (23,494 and 31,982 shares issued, respectively)	418,015	530,731

Increase in Net Assets From Fund Share Transactions	418,015	530,731

Increase in Net Assets	5,951,933	2,997,210
NET ASSETS:
Beginning of year	66,821,185	63,823,975

End of year*	$72,773,118	$66,821,185

* Includes undistributed net investment income of:	$1,756,805	$3,257,430

See Notes to Financial Statements.

16         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Statement of Cash Flows (For the year ended August 31, 2005)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividend received	$6,328,610
Operating expenses paid	(1,017,075)
New purchases of short-term investments	(794,332)
Realized loss on foreign currency transactions	(41,495)
Realized gain on options	22,100
Realized loss on futures contracts	(464,273)
Realized gain on swap contracts	71,090
Net change in unrealized appreciation on futures contracts	272,634
Net change in unrealized depreciation on foreign currency transactions	(886)
Purchases of long-term investments	(82,533,392)
Proceeds from disposition of long-term investments	93,661,591
Deposits with brokers for initial margin on futures contracts	(75,000)
Change in payable to broker-variation margin	(29,062)
Interest paid	(682,310)

Net Cash Flows Provided By Operating Activities	14,718,200

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(7,014,816)
Cash paid on loan	(4,000,000)
Repayment of reverse repurchase agreements	(4,224,175)
Proceeds from reinvestment of distributions	418,015

Net Cash Flows Used By Financing Activities	(14,820,976)

Net Decrease in Cash and Foreign Currency	(102,776)
Cash and foreign currency, Beginning of year	180,646

Cash and foreign currency, End of year	$77,870

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$12,548,734

Accretion of discount on investments	(884,575)
Amortization of premium on investments	184,446
Deposits with brokers for initial margin on futures contracts	(75,000)
Decrease in investments, at value	2,664,224
Decrease in payable for securities purchased	(5,717,944)
Decrease in interest receivable	101,386
Decrease in receivable for securities sold	5,928,107
Decrease in payable to broker–variation margin	(29,062)
Increase in prepaid expenses	(2,364)
Increase in interest payable	24,485
Decrease in accrued expenses, management fee and Directors’ fees payable	(24,237)

Total Adjustments	2,169,466

Net Cash Flows Provided By Operating Activities	$14,718,200

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         17

Financial Highlights

For a share of common stock outstanding throughout each year ended August 31:

Salomon Brothers Emerging Market Income Fund Inc.	2005	2004(1)	2003(1)	2002(1)		2001
Net Asset Value, Beginning of Year	$16.16	$15.56	$11.80	$12.91		$14.01

Income (Loss) From Operations:
Net investment income	1.26	1.35	1.54	1.67	(2)	1.68
Net realized and unrealized gain (loss)	1.77	0.90	3.87	(1.13	)(2)	(1.13)

Total Income From Operations	3.03	2.25	5.41	0.54		0.55

Less Distributions From:
Net investment income	(1.69)	(0.60)	(1.65)	(1.65)		(1.65)
Net realized gains	—	(1.05)	—	—		—

Total Distributions	(1.69)	(1.65)	(1.65)	(1.65)		(1.65)

Net Asset Value, End of Year	$17.50	$16.16	$15.56	$11.80		$12.91

Market Price, End of Year	$17.58	$17.56	$16.80	$12.30		$13.15

Total Return, Based on Market Price Per Share(3)	10.14%	15.33%	53.82%	6.10%		7.14%

Total Return, Based on Net Asset Value Per Share(3)	19.94%	15.26%	48.99%	3.94%		4.34%

Net Assets, End of Year (000s)	$72,773	$66,821	$63,824	$48,049		$52,209

Ratios to Average Net Assets:
Net expenses	2.46%	2.24%	2.72%	2.96	%(4)	4.76%
Net expenses, excluding interest expense	1.44	1.55	1.83	1.51	(4)	1.71
Net investment income	7.59	8.45	11.16	13.24	(2)	12.87

Portfolio Turnover Rate	88%	110%	179%	168%		195%

Supplemental Data:
Loan Outstanding, End of Year (000s)	$16,000	$20,000	$20,000	$20,000		$20,000
Weighted Average Loan (000s)	$18,707	$20,000	$20,000	$20,000		$20,000
Weighted Average Interest Rate on Loans	3.58%	2.27%	2.51%	3.70%		7.94%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, the net investment income, net realized and unrealized gain (loss) and the ratio of net investment income to average net assets would have been $1.68, $1.14 and 13.29%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(3)	For the purpose of this calculation, distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(4)	The manager voluntarily waived a portion of its fees. If such fees were not waived, the actual gross expense and gross expenses, excluding interest expense would have been 3.26% and 1.81%, respectively for the year ended August 31, 2002.

See Notes to Financial Statements.

18         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities, options and futures contracts for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. However, when the spread between the bid and asked prices exceeds five percent of the par value of the security, the security is valued at the bid price. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         19

Notes to Financial Statements (continued)

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund will assume the credit risk of both the borrower and the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Credit Default Swaps. The Fund enters into credit default swap contracts (“swaps”) for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments

20         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         21

Notes to Financial Statements (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

22         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$284,107	$(284,107)	—

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of credit default swaps.

2.	Management and Advisory Fees and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”) acts as investment manager and administrator of the Fund. SBAM is responsible for the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. SBFM does not receive any compensation from the Fund for its services.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund’s average weekly net assets for its services. This fee is calculated daily and paid monthly.

Certain officers and one director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended August 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$76,815,448

Sales	87,719,516

At August 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,663,334
Gross unrealized depreciation	(48,634)

Net unrealized appreciation	$8,614,700

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         23

Notes to Financial Statements (continued)

At August 31, 2005, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury 10 Year Note	100	9/05	$11,343,388	$11,292,188	$51,200

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2005 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$2,849,221	1.27%	$11,385,648

Interest rates on reverse repurchase agreements ranged from 1.00% to 2.60% during the year ended August 31, 2005. Interest expense incurred on reverse repurchase agreements totaled $36,731.

At August 31, 2005, the Fund did not hold any open reverse repurchase agreements.

At August 31, 2005, the Fund held purchased call option contracts with a total cost of $148,332 and a total market value of $147,996.

At August 31, 2005, the Fund held the following credit default swap contracts:

Swap Counterparty:	Morgan Stanley & Co. International Ltd.
Effective Date:	3/16/05
Reference Entity:	Federative Republic of Brazil, 12.250% due 3/6/30
Notional Amount:	$4,000,000 Fixed Rate 3.600%
Termination Date:	3/20/10
Unrealized Appreciation:	$73,279

Swap Counterparty:	Credit Suisse First Boston International
Effective Date:	8/20/05
Reference Entity:	Federative Republic of Brazil, 12.250% due 3/6/30
Notional Amount:	$3,000,000 Fixed Rate 3.490%
Termination Date:	8/20/10
Unrealized Appreciation:	$14,967

At August 31, 2005, the Fund held one loan participation with a cost of $204,893 and a market value of $219,612.

4.	Loan

At August 31, 2005, the Fund had a maximum of $16,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $16,000,000 outstanding with CHARTA, LLC (as successor by assignment to CXC, LLC) (the “Lender”), an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of SBAM, acts as the administrative agent. The loan generally

24         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended August 31, 2005, the Fund incurred interest on this loan in the amount of $670,065.

5.	Dividends Subsequent to August 31, 2005

On July 25, 2005, the Board of Directors of the Fund declared a common stock distribution in the amount of $0.3150 per share payable on September 30, 2005 to shareholders of record on September 13, 2005.

6.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31 were as follows:

	2005	2004
Ordinary income	$7,014,816	$6,787,810

Total distributions paid	$7,014,816	$6,787,810

As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$3,445,536
Undistributed long-term capital gains – net	2,912,611

Total Undistributed Earnings	$6,358,147

Other book/tax temporary differences(a)	$(51,200)
Unrealized appreciation(b)	8,753,260

Total Accumulated Earnings/(losses) – net	$15,060,207

During the taxable year ended August 31, 2005, the Fund utilized $1,042,948 of its capital loss carryover available from prior years.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts.
(b)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the book/tax differences in the treatment of passive foreign investment companies.

7.	Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         25

Notes to Financial Statements (continued)

when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

The Fund did not implement the contractual arrangement described above and will not receive any portion of such payments.

26         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

8.	Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending August 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

9.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         27

Notes to Financial Statements (continued)

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Fund for their approval.

10.	Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Salomon Brothers Asset Management Inc (“SBAM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

28         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Salomon Brothers Emerging Markets Income Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Emerging Markets Income Fund Inc. as of August 31, 2005, and the related statement of operations, statement of changes in net assets, the statements of cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2004 and the financial highlights for each of the years in the four year period then ended were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Income Fund Inc. as of August 31, 2005, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2005

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         29

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Emerging Markets Income Fund Inc. (the ‘‘Fund’’), including the Fund’s independent, or non-interested, Board members (the ‘‘Independent Board Members’’), received extensive information from the Fund’s manager (the ‘‘Manager’’) to assist them in their consideration of the Fund’s management agreement (the ‘‘Management Agreement’’). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each fund, including the Fund. This Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (‘‘CAM’’) fund complex, including the scope and quality of the Manager’s

30         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

investment management and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the ‘‘Performance Universe’’) selected by Lipper, Inc. (‘‘Lipper’’), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and Lipper peers.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all closed-end non-leveraged funds classified as ‘‘emerging markets debt funds’’ by Lipper*, showed that the Fund’s performance for all periods presented, except the “one-year period”, was better than the median. Based on their review, which included consideration of all of the factors noted above, and recognizing the limited number of funds in the Performance Universe, the Board concluded that the investment performance of the Fund has been satisfactory over time.

*	Lipper compares funds that charge management fees against net assets with “non-leverage funds”, even in those cases where the funds may use leverage.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         31

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board considered the contractual management fee (the ‘‘Contractual Management Fee’’) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and considered information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 4 closed-end non-leveraged funds (including the Fund) classified as ‘‘emerging markets debt funds’’ by Lipper, showed that the Fund’s Contractual Management Fees were within the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was above the median, and recognizing both that the Fund had higher expenses due to it being “leveraged” via a bank loan and the limited number of funds in the Expense Group, concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received

32         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed-end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Conclusion

No single factor considered by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement to continue for another year and Directors gave different weights to the various factors considered. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board received a memorandum from their independent counsel discussing the legal standards for their consideration of the continuation of the Management Agreement and, prior to voting, discussed the proposed continuance of the Management Agreement in a private session with such counsel at which no representatives of the Manager were present.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         33

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Emerging Markets Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Directorships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class III	Since 1994	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of Nominating and Audit Committees, Class I	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Avenue NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1995	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1994	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

34         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Directorships Held by Director
Interested Directors:
R. Jay Gerken, CFA(3) Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Director, Chairman and Chief Executive Officer, Class III	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”): Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	171	None

Officers:
Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	President Executive VicePresident	Since 2002 1994 - 2002	Managing Director of CGM and Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Directorships Held by Director
Officers:
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1999	Managing Director of CGM and SBAM	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Executive Vice President	Since 1994	Managing Director of CGM and SBAM	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM; Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

36         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Directorships Held by Director
Officers:
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA; formerly Chief Compliance Officer TIA (from 2002-2005)	N/A	N/A
(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2006, year 2007 and year 2005, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.
(2)	Number of portfolios advised by SBAM or affiliates of SBAM.
(3)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         37

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

38         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Salomon Brothers Emerging Markets Income Fund Inc. (“Fund”), will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         39

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held

40         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by

Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report         41

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

42         Salomon Brothers Emerging Markets Income Fund Inc. 2005 Annual Report

Salomon Brothers Emerging Markets Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman and
Chief Executive Officer

Peter J. Wilby, CFA

President

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

James E. Craige, CFA

Executive Vice President

Thomas K. Flanagan, CFA

Executive Vice President

Frances M. Guggino

Chief Financial Officer
and Treasurer

Andrew Beagley

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

EMD

This report is transmitted to the shareholders of Salomon Brothers Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer

& Trust Company

59 Maiden Lane

New York, New York 10038

EMDANN 8/05	05-9167

Salomon Brothers Emerging Markets Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and how information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. Effective June 17, 2005 PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended August 31, 2005. The aggregate fees billed in the last two fiscal years ending August 31, 2004 and August 31, 2005 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2004 and $53,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of August 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $8,500 in 2004 and $0 in 2005. These services represent procedures performed and prepared in accordance with the terms of the Revolving Credit Facility of Salomon Brothers Emerging Markets Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Emerging Markets Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $6,200 in 2004 and $525 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of August 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Emerging Markets Income Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through August 31, 2004 and for the year ended August 31,

2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Emerging Markets Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Emerging Markets Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by PwC for services rendered to Salomon Brothers Emerging Markets Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Income Fund Inc. during the reporting period were $6.4 million and $2.7 million for the years ended August 31, 2004 and August 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Emerging Markets Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Income Fund Inc. during the reporting period was $75,000 and $0 for the years ended August 31, 2004 and August 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Emerging Markets Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Emerging Markets Income Fund Inc. Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

(b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the

“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: November 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: November 9, 2005

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: November 9, 2005